AMENDMENT NO. 8 TO

CREDIT AGREEMENT

This Amendment No. 8 (the “Amendment”) is entered into and effective as of June 30, 2006, by and among Coachmen Industries, Inc. (the “Borrower”), the undersigned lenders (each a “Lender” and collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as successor to Bank One, Indiana, N.A., both as one of the Lenders and as Administrative Agent (the “Agent”) on behalf of itself and the other Lenders.

RECITALS:

WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of June 30, 2003, as amended; and

WHEREAS, Lenders and Borrower desire to amend the Credit Agreement as provided in this Amendment to (i) extend the termination date of certain of the Loans; (ii) secure the Obligations of Borrower under the Credit Agreement by a perfected security interest in all personal property assets of the Borrower, tangible or intangible (collectively, the “Collateral”) pursuant to that General Security and Pledge Agreement executed by the Borrower in favor of the Agreement for the benefit of the Lenders, of even date herewith, as amended or otherwise modified from time to time, (the “Security Agreement”); and (iii) make certain additional amendments to the Credit Agreement as more fully described below.

NOW, THEREFORE, in consideration of the premises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.

Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

Section 2.

Amendments.  Effective on the date of the effectiveness of this Amendment pursuant to Section 4 below (the “Effective Date”), the Credit Agreement shall be amended as set forth in this Section 2.

2.1

Amendment to Definitions.

(a)

The definition of “Collateral Documents” in Article I is amended in its entirety to read as follows:

“Collateral Documents” means, collectively, all agreements, instruments and documents executed in connection with this Agreement that are intended to create or evidence Liens to secure the Obligations or the Guaranty of the Obligations, and including, without limitation, any security agreement and any pledge agreement executed pursuant to the terms of Section 6.17(b), and further including that General Security and Pledge Agreement executed by the Borrower in favor of the Agreement for the benefit of the Lenders and dated as of June 30, 2006, as amended or otherwise modified from time to time.

(b)

The definition of “Facility Termination Date” in Article I is amended in its entirety to read as follows:

“Facility Termination Date” means, except as otherwise specified herein with respect to (i) a Term Loan and (ii) the Short Term Loan, August 31, 2006, or any earlier date on which the Aggregate Commitment is reduced to zero (other than amounts in respect of Facility LCs, if any, then outstanding, provided that Borrower shall have funded such amounts in cash in full into the Facility LC Collateral Account as provided in Section 2.2 herein) or otherwise terminated pursuant to the terms hereof.

Section 3.  Representations and Warranties.  In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and each of the Lenders that the execution and delivery by the Borrower of both this Amendment and the Security Agreement, and the performance by the Borrower of its obligations under the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), (i) are within the powers of the Borrower, (ii) have been duly authorized by proper organizational actions and proceedings, and such approvals have not been rescinded and no other actions or proceedings on the part of the Borrower are necessary to consummate such transaction, (iii) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, other than any required filings with the Securities and Exchange Commission, or if not made, obtained or given individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (iv) do not and will not conflict with any Requirements of Law or Contractual Obligation, except such that could not reasonably be expected to have a Material Adverse Effect, or with the certificate or articles of incorporation and by-laws or the operating agreement of the Borrower or any Subsidiary, and (v) that both the Amended Credit Agreement and Security Agreement are the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms (except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, or similar laws affecting the enforcement of  creditors’ rights generally).

Section 4.  Effectiveness.  The amendments set forth in Section 3 above shall become effective on the date when the Agent shall have received the following, all in a form satisfactory to Agent:

4.1

Amendment.  Counterparts of this Amendment signed by the Borrower, and each of the Lenders.

4.2

Guaranty.  A Reaffirmation of Subsidiary Guarantors and a Reaffirmation of Supplemental Subsidiary Guarantors signed by each of the Subsidiary Guarantors in favor of the Lenders.

4.3

Security Agreement.  The Security Agreement signed by the Borrower.

4.4

Corporate Documents.  A certificate of the Secretary or an Assistant Secretary of the Borrower as to (a) resolutions of the Board of Directors of such entity authorizing the execution and delivery of this Amendment, the Security Agreement and the other documents contemplated hereby to which such entity is a party, (b) the incumbency and signatures of the officers of such entity which are to sign the documents referenced in clause (a) above, and (c) a certificate of existence issued by the Indiana Secretary of  State with respect to the Borrower.

4.5

Other Documents.  Such other documents as the Agent shall reasonably request.

Section 5.  Miscellaneous.

5.1

Continuing Effectiveness, etc.   The Credit Agreement, as amended, shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness hereof, all references in the Credit Agreement and each other Loan Document to the “Credit Agreement” or similar terms shall refer to the Credit Agreement, as previously amended and as modified hereby.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (i) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, or, (ii) any Default or unmatured Default under the Credit Agreement.

5.2

Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

5.3

Expenses.  The Borrower agrees to pay the reasonable costs and expenses of the Agent (including reasonable attorneys’ fees and charges) in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents contemplated hereby.

5.4

Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF INDIANA.

5.5

Successors and Assigns.  This Amendment shall be binding upon the Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors and assigns, as permitted by the provisions of  the Credit Agreement.

5.6

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

IN WITNESS WHEREOF, the Borrower, the Agent and each of the Lenders have caused this Amendment to be duly executed by its officers thereunder duly authorized as of the date first written above.

[SIGNATURE PAGES FOLLOW]

COACHMEN INDUSTRIES, INC.

By: /s/ Richard M. Lavers
Name: Richard M. Lavers
Title: Secretary

By: /s/ Gary L. Near
Name: Gary L. Nar
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as successor to
BANK ONE, INDIANA, N.A., as a Lender,
as the LC Issuer and as Administrative Agent

By: /s/ Kurt E. Meibeyer
Name: Kurt E. Meibeyer
Title: First Vice President

NATIONAL CITY BANK OF INDIANA,
as a Lender

By: /s/ Chris D. Thornton
Name: Chris D. Thornton
Title: Vice President

1st SOURCE BANK,
as a Lender

By: /s/ William B. Burton
Name: William B. Burton
Title: Regional President